SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 4, 2005

UCAR CARBON SAVINGS PLAN
(Full Title of the Plan)

GRAFTECH INTERNATIONAL LTD.
(Name of Issuer of Securities Held Pursuant to the Plan)

Delaware	1-13888	06-1385548
(State or Other	(Commission File Number)	(I.R.S. Employee
Jurisdiction of Incorporation)		Identification Number)

Brandywine West, 1521 Concord Pike, Suite 301, Wilmington, Delaware 19803
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  302-778-8227

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

        On April 4, 2005, the Administrative Committee of the UCAR Carbon Savings Plan (the “Savings Plan”) selected Siegfried & Schieffer, LLC (“Siegfried”) as the independent public accountants to audit the financial statements of the Savings Plan for the plan year ended December 31, 2004.

        During the plan years ended December 31, 2003 and 2002 and during the period between December 31, 2003 and April 4, 2005, neither the Savings Plan nor anyone on its behalf consulted Siegfried regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Savings Plan’s financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April ___, 2005	UCAR CARBON SAVINGS PLAN

By: /s/ Corrado F. De Gasperis
——————————————
Corrado F. De Gasperis
Vice President, Chief Financial Officer and
Chief Information Officer, GrafTech
International Ltd.(Principal Financial Officer
and Principal Accounting Officer)
Chairman of the Administrative Committee,
UCAR Carbon Savings Plan